UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 2, 2017

Xenetic Biosciences, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-37937	45-2952962
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

99 Hayden Avenue, Suite 230 Lexington, Massachusetts	02421
(Address of Principal Executive Offices)	(Zip Code)

(781) 778-7720

(Registrant’s Telephone Number, including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events

On October 2, 2017, Xenetic Biosciences, Inc. (the “Company”) provided an update on its 2017 Annual Meeting of Stockholders (“Annual Meeting”). The Annual Meeting scheduled for Thursday, October 5, 2017 will be rescheduled to a later date in 2017. Updated materials and date for the rescheduled meeting are currently being considered by the Company’s Board of Directors. Stockholders will receive new proxy materials and vote on the updated proposals to be set forth in the Company's definitive proxy statement on Schedule 14A, which will be amended or supplemented to include the updated proposals. Such amendment or supplement to the proxy statement will be filed with the Securities and Exchange Commission and mailed to stockholders as soon as reasonably practicable. A new record date for the Annual Meeting has yet to be approved but will be included in the updated proxy materials, along with the time and location of the Annual Meeting.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XENETIC BIOSCIENCES, INC.

By: /s/ James Parslow
Date: October 2, 2017	Name: James Parslow
Title: Chief Financial Officer

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